Exhibit 99.5

MEDIA CONTACT

Alan Chapple
Exide Technologies
678-566-9514
alan.chapple@exide.com

INVESTOR CONTACT

Tim Gargaro
Exide Technologies
678-566-9000
tim.gargaro@exide.com

FOR IMMEDIATE RELEASE

EXIDE TECHNOLOGIES OBTAINS COVENANT AMENDMENTS
TO SENIOR CREDIT FACILITY

Alpharetta, Ga. – (June 13, 2005) – Exide Technologies (NASDAQ: XIDE, www.exide.com), a global leader in stored electrical-energy solutions, announced today that it has obtained amendments to its senior credit facility. The final terms of the amendments will be included in a Form 8-K to be filed with the U.S. Securities and Exchange Commission shortly.

“We appreciate the continued support of our lenders. Our new leadership team is committed to taking the appropriate actions to ensure that Exide continues to be a competitive organization,” said Gordon A. Ulsh, President and Chief Executive Officer.

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About Exide Technologies
Exide Technologies, with operations in 89 countries, is one of the world’s largest producers and recyclers of lead-acid batteries. The Company’s four global business groups – Transportation Americas, Transportation Europe and Rest of World, Industrial Energy Americas and Industrial Energy Europe and Rest of World – provide a comprehensive range of stored electrical energy products and services for industrial and transportation applications.

Transportation markets include original-equipment and aftermarket automotive, heavy-duty truck, agricultural and marine applications, and new technologies for hybrid vehicles and 42-volt automotive applications. Industrial markets include network power applications such as telecommunications systems, electric utilities, railroads, photovoltaic (solar-power related) and uninterruptible power supply (UPS), and motive-power applications including lift trucks, mining and other commercial vehicles.

Further information about Exide, including its financial results, are available at www.exide.com.

Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements as defined by the Securities Litigation Reform Act of 1995. As such, they involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from any results expressed or implied by such forward-looking statements.

Examples of forward-looking statements include, but are not limited to, (i) statements of plans of and objectives of the Company or its management or board of directors, including the obtainment of covenant amendments, introduction of new products, or estimates or predictions of actions by customers, suppliers, competitors or regulating authorities, (ii) statements of future economic performance, and (iii) statements of assumptions, such as the prevailing weather conditions in the Company’s market areas, underlying other statements and statements about the Company or its business.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following general factors such as: (i) the Company’s ability to implement business strategies and restructuring plans, (ii) the Company’s substantial debt and debt service requirements, which may restrict the Company’s operational and financial flexibility, as well as impose significant interest and financing costs, (iii) the Company’s ability to negotiate and comply with financial and restrictive covenants in the Company’s senior credit facility, (iv) the ability to acquire goods and services and/or fulfill labor needs at budgeted costs, and (v) the Company’s ability to comply with the provisions of Section 404 of the Sarbanes-Oxley Act of 2002. These, and other factors, are enumerated in further detail in the Company’s most recent Form 10-Q filed on February 14, 2005.

Accordingly, the Company cautions each reader of this press release to carefully consider these factors, because these factors have, in some instances, affected and in the future could affect the Company’s ability to achieve its projected results and may cause actual results to differ materially from those expressed herein. The Company is under no obligation to update its forward-looking statements.